Exhibit 99.1 J.P. Morgan Healthcare Conference January 11, 2021Exhibit 99.1 J.P. Morgan Healthcare Conference January 11, 2021

Safe Harbor Certain statements in this presentation and the accompanying oral commentary are forward-looking statements within the meaning of federal securities laws. These statements relate to future events or Guardant Health, Inc. (the “Company”)’s future results and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “to,” “target,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any expectations regarding the Company's commercial engine as a force multiplier for research and development initiatives; any projections of market opportunities or any statements regarding expectations for future reimbursement opportunities; statements regarding the Company’s long-term expectations, including with respect to oncology, liquid biopsy, and other aspects of the Company’s industry; statements about launching planned new products and additional laboratories, including with respect to Guardant Reveal, CGP tissue assay, and laboratories outside the United States; statements about the number of patients and clinical sites targeted for, as well as the expected completion of, the Company’s ECLIPSE trial; any statements regarding expectations for future regulatory approvals; any statements about historical results that may suggest trends for the Company’s business; any statements of the plans, strategies, and objectives of management for future operations and directions; any statements of expectation or belief regarding future events, opportunities to drive future growth, potential markets or market size, or technology developments; and any statements of assumptions underlying any of the items mentioned. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the Company's periodic filings with the Securities and Exchange Commission (the SEC ), including its Annual Report on Form 10-K for the year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020, June 30, 2020, and September 30, 2020, respectively, and any current and periodic reports filed thereafter. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size, penetration and growth and other data about the Company's industry, which involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company's future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In light of the foregoing, investors are urged not to rely on any forward-looking statement or third-party data in reaching any conclusion or making any investment decision about any securities of the Company. 2Safe Harbor Certain statements in this presentation and the accompanying oral commentary are forward-looking statements within the meaning of federal securities laws. These statements relate to future events or Guardant Health, Inc. (the “Company”)’s future results and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “to,” “target,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any expectations regarding the Company's commercial engine as a force multiplier for research and development initiatives; any projections of market opportunities or any statements regarding expectations for future reimbursement opportunities; statements regarding the Company’s long-term expectations, including with respect to oncology, liquid biopsy, and other aspects of the Company’s industry; statements about launching planned new products and additional laboratories, including with respect to Guardant Reveal, CGP tissue assay, and laboratories outside the United States; statements about the number of patients and clinical sites targeted for, as well as the expected completion of, the Company’s ECLIPSE trial; any statements regarding expectations for future regulatory approvals; any statements about historical results that may suggest trends for the Company’s business; any statements of the plans, strategies, and objectives of management for future operations and directions; any statements of expectation or belief regarding future events, opportunities to drive future growth, potential markets or market size, or technology developments; and any statements of assumptions underlying any of the items mentioned. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the Company's periodic filings with the Securities and Exchange Commission (the SEC ), including its Annual Report on Form 10-K for the year ended December 31, 2019, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020, June 30, 2020, and September 30, 2020, respectively, and any current and periodic reports filed thereafter. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size, penetration and growth and other data about the Company's industry, which involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company's future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In light of the foregoing, investors are urged not to rely on any forward-looking statement or third-party data in reaching any conclusion or making any investment decision about any securities of the Company. 2

Delivering the promise of precision oncology across the continuum of care Therapy Selection Recurrence Monitoring ScreeningDelivering the promise of precision oncology across the continuum of care Therapy Selection Recurrence Monitoring Screening

GUARDANT360

Informing treatment at all stages of disease progression



Star Dolbier. In 2018
diagnosed with Stage IV NSCLC



JUL-27-2018
FEB-20-2020
JUL-16-2020
AUG-27-2020
OCT-26-2020
Highest Variant Allele Fraction
41.2%
0.3%
5.2%
58.3%
0.2%
EGFR E746_A750del (Exon 19 deletion)
TP53 S127F
EGFR C797S
ARID1A Q456Q
NTRK2 L699L
EGFR N338N
Amplifications not graphed
osimertinib
erlotinib

Therapy Selection

"A simple blood test has saved my life."

– Star

Guardant Health Liquid Biopsy Platform

Poised to transform cancer management and unlock $70B+ U.S. market opportunity[1]

Therapy Selection

~700K Advanced cancer patients

- Comprehensive genomic profiling
- Molecular tumor evolution
- Treatment resistance

↑ Molecular response & monitoring

$6B

Recurrence Monitoring

~15M Early-stage survivors

- Neoadjuvant/adjuvant treatment
- Minimal residual disease detection
- Recurrence monitoring

↑ Biopharma opportunities

$15B

Early Cancer Screening

100M+ Individuals[2]

- Early-stage cancer detection

$50B

- With multi-cancer screening

$20B

- Average-risk CRC

1. U.S. Market Opportunity (estimate). Sources: CDC Statistics; US Census; American Cancer Society Cancer Facts and Statistics; SEER; Rebecca L. Siegel, Cancer Statistics, 2018, A Cancer Journal for Clinicals, 68:7; Piper Jaffray, Liquid Biopsy Report, Cowen Equity Research, Foundation Medicine, dated March 18, 2018; CDC, Viral Hepatitis and Liver Cancer report. Note: Market sizing based on Guardant Health internal analysis. 2. Asymptomatic, high-risk individuals

5 | GUARDANT

Guardant Health Liquid Biopsy Platform

Unlocks multiple dimensions of cancer signals in blood


Somatic Alterations
Methylation
Fragmentomics

Proprietary High-Conversion Biochemistry

2 – 3x
higher conversion efficiency

Next-Generation Sequencing

CCGA
TAGAT
AGA
AC

AI-Powered Bioinformatics

1000x
reduction in sequencing error rate

PATENTED DIGITAL SEQUENCING PLATFORM

Source: Guardant Health Data on File. Odegaard J, et al. CCR 2018

6 | GUARDANT

Therapy SelectionTherapy Selection

Comprehensive Liquid Biopsy Platform for Oncologists 2 1 First comprehensive liquid biopsy Next-generation to receive FDA approval liquid biopsy assay Approved for genomic profiling across Higher performance all advanced solid tumors Additional HRD genes Approved as a companion diagnostic for osimertinib Coverage for NTRK2 and NTRK3 fusions Average TAT of 5–7 days Tumor mutational burden (TMB) score 8Comprehensive Liquid Biopsy Platform for Oncologists 2 1 First comprehensive liquid biopsy Next-generation to receive FDA approval liquid biopsy assay Approved for genomic profiling across Higher performance all advanced solid tumors Additional HRD genes Approved as a companion diagnostic for osimertinib Coverage for NTRK2 and NTRK3 fusions Average TAT of 5–7 days Tumor mutational burden (TMB) score 8

Realizing Liquid Biopsy Market Opportunity Requires Significantly More Than Technology

Best-in-class technology

Clinical Evidence
- 60+ outcome studies
- 200 publications

Regulatory Approval
- FDA approval
- CDx collaborations

GUARDANT360 CDx

Reimbursement
- 200M+ covered lives
- Medicare pan-cancer coverage[1]

Operations & Commercial Infrastructure
- 9,000+ oncologists
- 60+ biopharma partners

$6B
U.S. Opportunity[2]

1. Covers all solid tumor cancers except tumors primary to the central nervous system such as brain cancers. 2. U.S. Market Opportunity (estimate); Source: CDC Statistics; US Census; American Cancer Society Cancer Facts and Statistics; SEER; Rebecca L. Siegel, Cancer Statistics, 2018, A Cancer Journal for Clinicals, 68:7; Piper Jaffray, Liquid Biopsy Report, Cowen Equity Research, Foundation Medicine, dated March 18, 2018; CDC, Viral Hepatitis and Liver Cancer report. Note: Market sizing based on Guardant Health internal analysis

9 | GUARDANT

Strong Clinical Adoption Test Volume +28% +60% 16,950 +15% 15,257 13,694 13,259 11,875 9,521 Q1 19 Q1 20 Q2 19 Q2 20 Q3 19 Q3 20 10Strong Clinical Adoption Test Volume +28% +60% 16,950 +15% 15,257 13,694 13,259 11,875 9,521 Q1 19 Q1 20 Q2 19 Q2 20 Q3 19 Q3 20 10

Still Early Innings of Adoption in the Advanced Cancer Market


U.S. Test Volume
Q3 20

Guardant Penetration of U.S. Market[1]	
All Other	~4%
Colorectal	~5%
Breast	~8%
Genitourinary	~12%
Lung	~13%

1. Opportunity is estimated using Kantar's Patient Metrics and Tx Architecture for 1L treated patients and patients receiving drug therapy at later lines.
Data from January 1, 2020 – September 30, 2020

11 | GUARDANT

Expanding Clinical Utility of Guardant360

GUARDANT360

Tumor Profiling

Use of ctDNA testing at diagnosis & progression

200
Total Publications

- Rapid, non-invasive CGP
- Identifies actionable targets & acquired therapy resistance

→

Molecular Response

Assess changes in ctDNA during treatment 2–9 wks. vs. baseline

40+
of total pubs

- Predicts PFS & OS after immunotherapy or targeted therapy
- ctDNA clearance after immunotherapy can help differentiate eventual benefit vs. radiography at 6–9 weeks

→

Longitudinal Monitoring

Assess +/- of ctDNA over time

10+
of total pubs

- Superior to many protein-based biomarkers
- ctDNA changes precede radiologic changes by 6–12 weeks

Note: Guardant Health data on file

12 | GUARDANT

Guardant360 Molecular Response Predicts responders on-average 8 weeks earlier than RECIST Robust molecular response data across various treatments and indications PFS (months) Progression Free Survival (PFS) Indication Therapy (ctDNA decreased vs. increased) Pembroluzimab 1 Bladder durvalumab 13.8 vs. 1.6 Durvalumab 1 Afatinib NSCLC durvalumab 13.7 vs. 1.45 Lorlatinib 2 NSCLC pembrolizumab HR = 0.24 (p=0.017) 0 2 4 6 8 10 12 14 16 3 Gastric pembrolizumab 4.0 vs. 2.2 Molecular responders Molecular non-responders 4 NSCLC lorlatinib 6.6 vs. 2.6 100 - Molecular non-responder 5 Breast Multiple 7.3 vs. 2.3 (HR=3.44) Molecular responder 70 - 6 NSCLC afatinib 15.1 vs. 2.8 (p=0.0009) 50 - 7 Gastric pembrolizumab + trastuzumab 12.3 vs. 3.9 20 - 8 0 - Breast trastuzumab deruxtecan 18.1 vs. 6.2 0 6 12 18 24 30 9 Months 1. Raja (Ranade) et al 2018 Clinical Cancer Research; 2. Aggarwal (Carpenter) et al ASCO 2019 JCO 37, no.15; 3. Kim (Kang) et al. 2018 Nat Med; 4. Shaw (Solomon) et al ASCO 2019 JCO 37, no.15; 5. Pascual (Turner (et al) 2020 SABCS 2020 6. Mack (Gandara) et al. 2020 J Clin Oncol 38; 7. Maron (Janjigian) et al. 2020 J Clin Oncol 38; 8. Modi (Park) et al. 2020 J Clin Oncol 38; 9. Zhang (Hellman) et al. 2020 Cancer Discovery 13 PFS Probability (%)Guardant360 Molecular Response Predicts responders on-average 8 weeks earlier than RECIST Robust molecular response data across various treatments and indications PFS (months) Progression Free Survival (PFS) Indication Therapy (ctDNA decreased vs. increased) Pembroluzimab 1 Bladder durvalumab 13.8 vs. 1.6 Durvalumab 1 Afatinib NSCLC durvalumab 13.7 vs. 1.45 Lorlatinib 2 NSCLC pembrolizumab HR = 0.24 (p=0.017) 0 2 4 6 8 10 12 14 16 3 Gastric pembrolizumab 4.0 vs. 2.2 Molecular responders Molecular non-responders 4 NSCLC lorlatinib 6.6 vs. 2.6 100 - Molecular non-responder 5 Breast Multiple 7.3 vs. 2.3 (HR=3.44) Molecular responder 70 - 6 NSCLC afatinib 15.1 vs. 2.8 (p=0.0009) 50 - 7 Gastric pembrolizumab + trastuzumab 12.3 vs. 3.9 20 - 8 0 - Breast trastuzumab deruxtecan 18.1 vs. 6.2 0 6 12 18 24 30 9 Months 1. Raja (Ranade) et al 2018 Clinical Cancer Research; 2. Aggarwal (Carpenter) et al ASCO 2019 JCO 37, no.15; 3. Kim (Kang) et al. 2018 Nat Med; 4. Shaw (Solomon) et al ASCO 2019 JCO 37, no.15; 5. Pascual (Turner (et al) 2020 SABCS 2020 6. Mack (Gandara) et al. 2020 J Clin Oncol 38; 7. Maron (Janjigian) et al. 2020 J Clin Oncol 38; 8. Modi (Park) et al. 2020 J Clin Oncol 38; 9. Zhang (Hellman) et al. 2020 Cancer Discovery 13 PFS Probability (%)

Comprehensive Product Offerings for Oncologists

1

GUARDANT360 CDx

1st Comprehensive Liquid Biopsy to Receive FDA Approval

- Industry-leading liquid biopsy
- Most validated liquid biopsy[1]
- Average TAT of 5–7 days
- Approved across all solid tumors

2

GUARDANT360

Next-Generation Liquid Biopsy Assay

- Comprehensive, high-performance assay
- Industry-leading blood-based TMB assessment

3

Tissue

Existing Challenges

- Misses ~15–20% of actionable alterations
- Average TAT of 21–28 days
- Challenging specimens/input amounts

1. Data on file

14 | GUARDANT

Comprehensive Product Offerings for Oncologists

1	2	3
GUARDANT360 CDx	GUARDANT360	Coming Soon in 2021
1st Comprehensive Liquid Biopsy to Receive FDA Approval	**Next-Generation Liquid Biopsy Assay**	**Next-Generation Tissue Assay**
Industry-leading liquid biopsy Most validated liquid biopsy[1] Average TAT of 5–7 days Approved across all solid tumors	Comprehensive, high-performance assay Industry-leading blood-based TMB assessment	Expected to address current challenges with tissue testing CGP for all solid-tumors, including guideline-recommended biomarkers, TMB, HRD and MSI

1. Data on file

15 | GUARDANT

Recurrence MonitoringRecurrence Monitoring

LUNAR-1 CRC Data Demonstrates Industry-Leading Performance in the Detection of Minimal Residual Disease Without Need for Tissue Biopsy[1]



Landmark Timepoint
ctDNA detected
ctDNA not detected
ctDNA Positive mRFS = 168 days
ctDNA Negative mRFS = Not Reached
Log Rank: p<0.0001
Hazard Ratio: 11.20
Probability of Survival
100
50
0
0
500
1000
1500
Days Post-Completion of Therapy

91% Sensitivity — For recurrence detection with surveillance samples

100% Specificity — For recurrence detection following completion of definitive therapy



Somatic Alterations
SNVs and Indels



Methylation
Differential methylation in normal vs. tumor DNA

Integration of genomic and epigenomic ctDNA signals **increased sensitivity by 36%**

1. Parikh (Corcoran) ESMO 2020, manuscript under review

17 | GUARDANT

Three Interventional LUNAR-1 Trials Launched in 2020 ACT-3 PEGASUS COBRA Escalation Trial De-Escalation Trial Escalation Trial • ~1,400 resectable stage II colon • 500 stage III colorectal cancer • 140 high-risk colon cancer patients cancer patients suitable for active patients after complete surgical after surgical resection surveillance resection & standard adjuvant • T4N0 stage II & stage III chemotherapy (microsatellite stable) 18Three Interventional LUNAR-1 Trials Launched in 2020 ACT-3 PEGASUS COBRA Escalation Trial De-Escalation Trial Escalation Trial • ~1,400 resectable stage II colon • 500 stage III colorectal cancer • 140 high-risk colon cancer patients cancer patients suitable for active patients after complete surgical after surgical resection surveillance resection & standard adjuvant • T4N0 stage II & stage III chemotherapy (microsatellite stable) 18

GUARDANTREVEAL™
Residual Disease and
Recurrence Monitoring

Launching in Q1 2021


GUARDANTREVEAL
GUARDANT
GUARDANTREVEAL

The **FIRST** blood-only liquid biopsy for residual disease detection and recurrence monitoring

Early-stage colorectal cancer is the first indication	7 days — Plasma only ctDNA test with industry-leading TAT	Industry-leading sensitivity[1]	Additional cancer types to follow

1. Due to simultaneous interrogation of genomic and methylation signals

19 | GUARDANT

Early Cancer ScreeningEarly Cancer Screening

Screening Compliance Rates in CRC Represents a Significant Unmet Need % of U.S. adults age 50+ 1 up to date with CRC screening #2 Cause of cancer deaths 80% CDC GOAL 68.8% 67.3% 66.2% 65.2% 1in 3 Adults age 50+ not screened as recommended Age <50 incidence is growing 2012 2014 2016 2018 1. Nov 2019 NCCRT Annual Meeting, presented by Richard Wender Chief Cancer Control Officer ACS. Data based on Behavioral Risk Factor Surveillance System Survey 21Screening Compliance Rates in CRC Represents a Significant Unmet Need % of U.S. adults age 50+ 1 up to date with CRC screening #2 Cause of cancer deaths 80% CDC GOAL 68.8% 67.3% 66.2% 65.2% 1in 3 Adults age 50+ not screened as recommended Age <50 incidence is growing 2012 2014 2016 2018 1. Nov 2019 NCCRT Annual Meeting, presented by Richard Wender Chief Cancer Control Officer ACS. Data based on Behavioral Risk Factor Surveillance System Survey 21

LUNAR-2 Assay Shows High Sensitivity in Detecting CRC 1 Epigenomic signatures improve sensitivity 97% 90% Epi+ Genomic Genomic Somatic Specificity Sensitivity Methylation Fragmentomics Alterations 88 cancer-free 113 recently age-matched diagnosed colorectal cancer patients cohorts 1. O. Westesson et al. 2019. American Association for Cancer Research Annual Meeting. Abstract #916 22LUNAR-2 Assay Shows High Sensitivity in Detecting CRC 1 Epigenomic signatures improve sensitivity 97% 90% Epi+ Genomic Genomic Somatic Specificity Sensitivity Methylation Fragmentomics Alterations 88 cancer-free 113 recently age-matched diagnosed colorectal cancer patients cohorts 1. O. Westesson et al. 2019. American Association for Cancer Research Annual Meeting. Abstract #916 22

ECLIPSE: Enrollment on Track for Completion in 2021

Regulatory grade study has the potential for enabling FDA approval & CMS coverage

LUNAR-2 Blood Test

VS

Screening Colonoscopy

LUNAR-2

Evaluating performance of LUNAR-2 to detect CRC in average-risk adults

Prospective Trial

~10,000 Individuals

150+ U.S. Target Sites

- Average risk for CRC
- Age 45–84

1. ClinicalTrials.gov Identifier: NCT04136002

23 | GUARDANT

BiopharmaBiopharma

$2B Biopharma Opportunity 1,200+ Retrospective Trials Targeted therapy and I-O programs 17% Prospective CDx Trials 130,000+ 15% 56% Patients Commercial 12% 60+ Pharma partners 1 $2 billion of the $6 billion therapy selection market 1. U.S. Market Opportunity (estimate). Sources: SEER; Rebecca L. Siegel, Cancer Statistics, 2018, A Cancer Journal for Clinicians, 68:7; Piper Jaffray, Liquid Biopsy Report. Guardant Health 25 Biopharma, Global Data, June 2017; clinicaltrials.gov; Campbell (Meyerson) and TCGA 2016 Nature Genetics. Note: Market sizing based on Guardant Health internal analysis$2B Biopharma Opportunity 1,200+ Retrospective Trials Targeted therapy and I-O programs 17% Prospective CDx Trials 130,000+ 15% 56% Patients Commercial 12% 60+ Pharma partners 1 $2 billion of the $6 billion therapy selection market 1. U.S. Market Opportunity (estimate). Sources: SEER; Rebecca L. Siegel, Cancer Statistics, 2018, A Cancer Journal for Clinicians, 68:7; Piper Jaffray, Liquid Biopsy Report. Guardant Health 25 Biopharma, Global Data, June 2017; clinicaltrials.gov; Campbell (Meyerson) and TCGA 2016 Nature Genetics. Note: Market sizing based on Guardant Health internal analysis

Guardant360 Liquid Biopsy Accelerates clinical trial enrollment compared to tissue biopsy Guardant360 GOZILA ctDNA VS GI-SCREEN Tissue • 3X faster time to screening result (11 vs 33 days) • 2.3X improved enrollment rate (9.5% vs 4.1%) • Similar ORR & PFS Source: Nakamura, Y., Taniguchi, H., Ikeda, M. et al. Clinical utility of circulating tumor DNA sequencing in advanced gastrointestinal cancer: SCRUM-Japan GI-SCREEN and GOZILA studies. Nat Medicine (2020). https://doi.org/10.1038/s41591-020-1063-5 26Guardant360 Liquid Biopsy Accelerates clinical trial enrollment compared to tissue biopsy Guardant360 GOZILA ctDNA VS GI-SCREEN Tissue • 3X faster time to screening result (11 vs 33 days) • 2.3X improved enrollment rate (9.5% vs 4.1%) • Similar ORR & PFS Source: Nakamura, Y., Taniguchi, H., Ikeda, M. et al. Clinical utility of circulating tumor DNA sequencing in advanced gastrointestinal cancer: SCRUM-Japan GI-SCREEN and GOZILA studies. Nat Medicine (2020). https://doi.org/10.1038/s41591-020-1063-5 26

Pipeline of Announced Guardant360 CDx Indications Approved Supplemental Supplemental CDx PMA Submitted PMA Submitted Osimertinib Amivantamab Sotorasib Elacestrant 27Pipeline of Announced Guardant360 CDx Indications Approved Supplemental Supplemental CDx PMA Submitted PMA Submitted Osimertinib Amivantamab Sotorasib Elacestrant 27

GuardantINFORM

Accelerates development of next-generation cancer therapeutics

GUARDANT INFORM™

135K+ Patient Database with Integrated Clinical and Molecular Information

60+	**2,400+**	**6,000+**	**15,000+**
Cancer Types	Distinct Cancer Treatments	Distinct Cancer-Related Procedures	Patients with >1 G360 Test

Targeted Drug Development | **Clinical Trial Optimization** | **Post-Marketing Studies**

Note: Guardant Health data on file

28 | GUARDANT

InternationalInternational

Increasing Global Access to Our Liquid Biopsy Platform


AMEA

Europe

- **European partner laboratory planned for 2021 at Vall d'Hebron Institute of Oncology, Barcelona**
- Guardant360 CDx CE Marked, ISO-13485 Certified & ISO-15189 Accredited
- 10,000+ patients tested

Asia Middle East Africa

- **Guardant360 PMDA submission planned for 1H 2021**
- Guardant360 tests available in 40+ countries
- 1,500+ prescribing oncologists
- Japan laboratory expected to be operational in 2021

30 | GUARDANT

2021 & Beyond2021 & Beyond

Guardant Health is Well Capitalized Leading into 2021 Strong year over year revenue growth ~$2B in cash and securities as of December 31, 2020 +23% +84% +23% $75M $68M $66M $61M $54M $37M Q1 19 Q1 20 Q2 19 Q2 20 Q3 19 Q3 20 32Guardant Health is Well Capitalized Leading into 2021 Strong year over year revenue growth ~$2B in cash and securities as of December 31, 2020 +23% +84% +23% $75M $68M $66M $61M $54M $37M Q1 19 Q1 20 Q2 19 Q2 20 Q3 19 Q3 20 32

Guardant Health in 2021

Transforming the continuum of cancer care

Screening	Recurrence Monitoring	Therapy Selection
• ECLIPSE registrational trial on track for enrollment completion in 2021 – Colorectal cancer is first indication – More cancer types to follow	• Launching Guardant Reveal for use in early-stage colorectal cancer – First blood-only test with 7-day TAT – More cancer types to follow	• Growing pipeline of Guardant360 CDx approvals • Expanding use of Guardant360 for tumor profiling, molecular response & longitudinal monitoring • Launching CGP tissue assay



CLINICAL DIAGNOSIS
SURGERY
ADJUVANT THERAPY
RECURRENCE
1ST-LINE THERAPY
2ND-LINE THERAPY

LUNAR-2	GUARDANTREVEAL	GUARDANT360 CDx